Capital Management and Dividends	12 Months Ended
Mar. 31, 2013
Capital Management and Dividends
16.	Capital Management and Dividends

During the year ended 31 March 2012, the Company acquired approximately 3.4 million shares of its common stock under a share repurchase program announced on 17 May 2011. The acquired shares had an aggregate cost of US$19.0 million (A$19.1 million) and the average price paid per share of common stock was US$5.55 (A$5.59). The US dollar amount was determined using the weighted average spot exchange rates for the days on which shares were acquired. All acquired shares were officially cancelled prior to 31 March 2012.

On 21 May 2012, the Company announced a share buyback program to acquire up to 5% of its issued capital during the subsequent twelve month period. No securities were bought back during the year ended 31 March 2013.

On 23 July 2012, the Company paid a dividend to shareholders of US38.0 cents per security (“FY2012 second half dividend”). The total amount of the FY2012 second half dividend was US$166.4 million.

On 25 January 2013, the Company paid a dividend to shareholders of US5.0 cents per security (“FY2013 first half dividend”). The total amount of the FY2013 first half dividend was US$22.1 million.

On 23 May 2013 the Company declared an ordinary dividend of US13.0 cents per security (“FY2013 second half dividend”) and a special dividend of US24.0 cents per security (“FY2013 special dividend”). The FY2013 second half dividend and the FY2013 special dividend are declared in US currency and will be paid on 26 July 2013, with a record date of 28 June 2013.